UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 11, 2020

Rosetta Stone Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34283	43837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1621 North Kent Street, Suite 1200, Arlington, Virginia 22209

(Address of principal executive offices, including zip code)

703-387-5800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00005 per share	RST	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 11, 2020, Rosetta Stone Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). The results of the matters submitted to a stockholder vote at the 2020 Annual Meeting were as follows:

Proposal 1 - Election of Class II Directors:  Our stockholders re-elected the following Class II directors to each serve three-year terms expiring on the date of the 2023 annual meeting of stockholders or until his or her successor is duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Laurence Franklin	13,740,672	341,470	5,233,092
A. John Hass III	13,810,312	271,830	5,233,092
Aedhmar Hynes	14,012,539	69,603	5,233,092

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm:  Our stockholders ratified the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2020.

Votes For	Against	Abstain	Broker Non-Votes

19,149,412	153,955	11,867	---

Proposal 3 - Advisory Vote on Executive Compensation (Say on Pay): Our stockholders gave advisory approval to the compensation paid to our named executive officers.

Votes For	Against	Abstain	Broker Non-Votes

13,859,415	198,719	24,008	5,233,092

Proposal 4 - Amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”): Our stockholders did not approve the proposal to amend the Charter, in connection with the Company’s declassification of its Board of Directors, to provide for the removal of directors with or without cause by stockholders holding a majority of the shares then entitled to vote at the election of directors. The proposal required the affirmative vote of 66 2/3 percent of the Company’s outstanding shares as of April 20, 2020, the record date for the 2020 Annual Meeting, which was not achieved. As of the record date, the Company had approximately 24,074,417 shares outstanding and entitled to vote.

Votes For	Against	Abstain	Broker Non-Votes

14,067,676	1,940	12,526	5,233,092

For more information about the foregoing proposals, please see the 2020 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2020

ROSETTA STONE INC.
By:	/s/ Sean J. Klein
Name: Sean J. Klein
Title: General Counsel and Secretary